                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        07/31

Date of reporting period:       07/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Small Company Value Fund

Annual Report to Shareholders

July 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Please read this fund's prospectus for specific information regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 3, 2001 are derived from the historical performance of Class S shares of the Scudder Small Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/05
Scudder Small Company Value Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	22.75%	20.46%	17.00%	12.17%
Class B	21.72%	19.47%	16.06%	11.27%
Class C	21.74%	19.51%	16.09%	11.30%
Russell 2000 Value Index+	26.72%	22.68%	16.64%	14.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 6, 1995 with Class S shares. Index returns begin October 31, 1995.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 7/31/05	$ 28.16	$ 27.44	$ 27.47
7/31/04	$ 26.23	$ 25.72	$ 25.75
Distribution Information: Twelve Months: Income Dividends as of 7/31/05	$ .13	$ —	$ —
Capital Gains as of 7/31/05	$ 3.67	$ 3.67	$ 3.67
Class A Lipper Rankings — Small-Cap Value Funds Category as of 7/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	162	of	241	67
3-Year	108	of	185	59

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Company Value Fund — Class A [] Russell 2000 Value Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/05
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,569	$16,475	$20,662	$29,110
	Average annual total return	15.69%	18.11%	15.62%	11.50%
Class B	Growth of $10,000	$11,872	$16,852	$20,955	$28,537
	Average annual total return	18.72%	19.00%	15.95%	11.27%
Class C	Growth of $10,000	$12,174	$17,067	$21,081	$28,608
	Average annual total return	21.74%	19.51%	16.09%	11.30%
Russell 2000 Value Index+	Growth of $10,000	$12,672	$18,464	$21,590	$37,311
	Average annual total return	26.72%	22.68%	16.64%	14.46%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 6, 1995 with Class S shares. Index returns begin October 31, 1995.

+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com for the Fund's most recent month-end performance.

For the period from August 1, 2004 to January 31, 2005, shareholders redeeming Class S shares held less than one year had a lower total return due to the effect of the 1% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 7/31/05
Scudder Small Company Value Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	23.11%	20.80%	17.32%	12.49%
Russell 2000 Value Index+	26.72%	22.68%	16.64%	14.46%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 6, 1995 with Class S shares. Index returns begin October 31, 1995.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/05	$ 28.22
7/31/04	$ 26.27
Distribution Information: Twelve Months: Income Dividends as of 7/31/05	$ .20
Capital Gains as of 7/31/05	$ 3.67

Class S Lipper Rankings — Small-Cap Value Funds Category as of 7/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	158	of	241	66
3-Year	104	of	185	56
5-Year	45	of	136	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Small Company Value Fund — Class S [] Russell 2000 Value Index+

Yearly periods ended July 31
Comparative Results as of 7/31/05
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$12,311	$17,626	$22,223	$31,728
	Average annual total return	23.11%	20.80%	17.32%	12.49%
Russell 2000 Value Index+	Growth of $10,000	$12,672	$18,464	$21,590	$37,311
	Average annual total return	26.72%	22.68%	16.64%	14.46%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 6, 1995 with Class S shares. Index returns begin October 31, 1995.

+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/05	$ 1,227.50	$ 1,217.20	$ 1,217.40	$ 1,231.10
Expenses Paid per $1,000*	$ 8.17	$ 12.37	$ 11.88	$ 5.75
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/05	$ 1,017.46	$ 1,013.64	$ 1,014.08	$ 1,019.64
Expenses Paid per $1,000*	$ 7.40	$ 11.23	$ 10.79	$ 5.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Scudder Small Company Value Fund	1.48%	2.25%	2.16%	1.04%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Small Company Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999.

Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

Global head of Advanced Research and Quantitative Strategies.

Over 16 years of investment industry experience.

BS, Northeastern University; MS, Social Science, California Institute of Technology; PhD, Political Science, University of California at Irvine.

Joined the fund in 2003.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 after 13 years of experience in fixed income trading at J.P. Morgan.

Senior portfolio manager for global and tactical asset allocation portfolios, with a focus on quantitative asset allocation, portfolio risk control and derivatives trading management.

BS, University of Pennsylvania — The Wharton School.

Joined the fund in 2003.

In the following interview, Portfolio Managers Janet Campagna and Robert Wang discuss Scudder Small Company Value Fund's performance and strategy and the market environment during the 12-month period ended July 31, 2005.

Q:  How would you describe the economic and market environment over the last 12 months?

A:  It was a generally positive equity market, as exemplified by a total return of 14.05% for the Standard & Poor's 500 (S&P 500) Index, which is regarded as a good indicator of the broad stock market.1 The small-cap market was even stronger: The return of the Russell 2000 Index was 24.78%, and the return of the Russell 2000 Value Index, which measures performance of the segment of the market in which this fund participates, was 26.72%.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, an index that measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

In August 2004, as the period covered by this report began, improved earnings and financial positions of US corporations provided the impetus for rising stock prices. A dip in October was followed by a rally in November and December, as stronger-than-expected economic growth was reported in the third quarter and the uncertainties surrounding the presidential election were resolved.

In the early months of 2005, the market pulled back, as economic trends appeared less encouraging. The anticipation of slowing economic growth, together with concerns over the Federal Reserve's continued interest rate tightening and stubbornly high commodity prices, resulted in general weakness and negative returns in the first quarter of the calendar year.

As the year progressed, economic news turned more positive. Inflation remained mild, productivity continued strong across US industries, and global economies rebounded modestly. There was increasing evidence that growth in the US economy is sustainable, as consumer spending and business investment continued strong, and corporate earnings reports have been generally positive. As a result, the market showed vigor during the three-month period that ended July 31, with the S&P 500 Index delivering a return of 7.17%; the return of the Russell 2000 Index was 17.67%.

Q:  How did the fund perform during the annual period?

A:  The fund's absolute performance was strong: The total return for the 12-month period (Class A shares) was 22.75%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) However, the fund's performance lagged that of its benchmark, the Russell 2000 Value Index, and was also below that of the average of its peer group, the Lipper Small Cap Value Funds category, which was 24.19%.3

3 The Small Cap Value Funds category as tracked by Lipper Inc. includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. Small Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index, based on price-to-current-earnings, book value, asset value or other factors. These funds normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared with the US diversified small-cap funds universe average. It is not possible to invest directly in a Lipper category.

Q:  Will you describe how your investment process works?

A:  Our focus is on the selection of individual holdings, based on their potential for attractive risk-adjusted return. We use a proprietary stock-evaluation approach that incorporates valuation and growth investment parameters, as well as market-sentiment indicators to help pinpoint timely entry and exit opportunities. We believe that combining the techniques used by fundamental value investors with extensive growth and earnings analysis helps us to minimize investment-style bias and achieve an objective stock-selection process that can add value in any market environment. In addition, we incorporate market-sentiment analysis in an effort to capture short-term price changes and evaluate the market's responsiveness to new information. We believe that the objectivity and discipline achieved through the use of our investment process provides a framework for selecting securities with attractive valuations in an unbiased, consistent and repeatable manner.

Portfolio holdings are well-diversified, with only nominal deviations from the benchmark's industry weightings. In selecting stocks for the portfolio, we attempt to avoid deviating from our asset class at all, selecting only from among the universe of small-company value stocks. As a rule, we do not make "macro bets," meaning investment decisions based on the outlook for the economy or specific industry sectors.

Q:  Will you explain your investment choices and how they affected absolute and relative performance?

A:  Since this fund's management process is based almost entirely on stock selection, differences between the fund's return and the returns of the benchmarks result largely from the performance of individual securities.

One of our best-performing issues was Philadelphia Consolidated Holding Corp., an insurance company that specializes in designing and underwriting commercial property and casualty insurance for niche clients. Despite hurricane losses, the company reported strong earnings for 2004 as a result of favorable underwriting and several years of high insurance rates. We sold this holding in June 2005, when its attractiveness declined relative to its industry peers.

Other contributors were several holdings in the information technology sector. MTS Systems Corp., a global supplier of testing products, is a large holding that has performed well based on solid earnings growth and strong demand for its products and services. Photronics, Inc., the industry leader in the design, development and production of photomasks for semiconductor and microelectronic applications, also performed well as demand for its products rose.

In the utilities sector, Energen Corp., an energy holding company, performed well, benefiting from an increase in production demand and the sharp rise in oil prices.

On the negative side, Cash America International, Inc. underperformed due to an earnings shortfall in the first quarter of 2005 as well as some regulatory concerns. We continue to have confidence in the fundamentals of this company, which is the market leader in secured nonrecourse lending. As of the end of the period, we maintained a position in the stock, as we believe that the company's earnings quality and prospects for cash flow growth remain healthy.

Another detractor was Brocade Communications Systems, Inc., which provides platforms for connecting and managing information technology systems. We sold this stock in May, as the stock's fundamentals relative to peers declined, in part due to poor sales results and an investigation by the Securities and Exchange Commission that could limit performance for some time.

Also finishing negatively was a position in CommScope, Inc., which engages in the design, manufacture and marketing of cable and connectivity solutions for communications networks worldwide. This company's earnings have suffered because of higher-than-anticipated operating expenses and costs related to new product launches. We eliminated this position after the end of the fund's fiscal year.

Pope & Talbot, Inc., a forest products and paper company, suffered from declining pulp sales and unfavorable exchange rates on the Canadian dollar. We sold the stock in June 2005 because its attractiveness declined relative to other companies in its industry.

Q:  What other comments do you have for shareholders?

A:  With an expanding economy and strong consumer spending, the last 12 months represented an excellent period for investing in small-cap value stocks. The earnings yield and market sentiment measures were particularly successful during this time. Over the long term, we believe our investment process based on fundamental growth and value indicators can help us outperform throughout different market conditions.

We will continue to seek small-cap companies with strong fundamentals (including good cash flow), solid earnings growth, healthy balance sheets and good long-term growth prospects relative to their peers. We believe that our disciplined investment process can help investors gain exposure to some of the most attractive small-cap companies. Broad diversification is a hallmark of a sound investment practice, and we believe that a position in a carefully selected group of small-cap stocks, such as those that constitute this fund, can be suitable for many investors.

We thank our investors for their continued interest in Scudder Small Company Value Fund. We look forward to contributing further to the achievement of your long-term investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2005

Asset Allocation	7/31/05	7/31/04

Common Stocks	96%	97%
Cash Equivalents	4%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/05	7/31/04

Financials	35%	32%
Consumer Discretionary	16%	13%
Industrials	11%	14%
Information Technology	10%	9%
Materials	8%	10%
Energy	5%	8%
Health Care	5%	5%
Utilities	4%	5%
Consumer Staples	4%	3%
Telecommunication Services	2%	1%
	100%	100%
Stock Characteristics
Weighted Average Market Values	Fund	Russell 2000 Value Index
Small Companies ($ millions) Market Capitalization	1,135.5	1,017.6
Value Orientation P/E Trailing Twelve Months	24.54x	34.56x
Price/Sales	2.11x	3.45x
Price/Book Value	2.71x	2.74x

Asset allocation, sector diversification and stock characteristics are subject to change.

Ten Largest Equity Holdings at July 31, 2005 (14.7% of Net Assets)
1. FirstFed Financial Corp. Holder for provider of banking services	1.7%
2. LandAmerica Financial Group, Inc. Provider of property insurance	1.6%
3. Kennametal, Inc. Manufacturer and distributor of tools and tooling systems	1.6%
4. Houston Exploration Co. Explorer and developer of natural gas and oil	1.5%
5. Stewart Information Services Corp. Provider of title insurance services	1.5%
6. BankUnited Financial Corp. Operator of savings institutions	1.5%
7. Quanex Corp. Manufacturer of specialized carbon, alloy, steel and aluminum products	1.4%
8. Zales Corp. Operator of retail jewelry stores	1.3%
9. Pacific Capital Bancorp. Operator of a bank holding company	1.3%
10. Moog, Inc. Manufacturer of precision control components and systems	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2005

	Shares	Value ($)

Common Stocks 96.3%
Consumer Discretionary 14.8%
Auto Components 1.2%
ArvinMeritor, Inc.	38,500	734,195
Tenneco Automotive, Inc.*	192,000	3,621,120
		4,355,315
Distributors 0.3%
Handleman Co.	61,000	1,080,920
Hotels Restaurants & Leisure 2.7%
Argosy Gaming Co.*	35,300	1,651,687
Bob Evans Farms, Inc.	53,200	1,349,152
Jack in the Box, Inc.*	121,100	4,607,855
O'Charley's, Inc.*	42,200	755,802
Ryan's Restaurant Group, Inc.*	129,300	1,684,779
		10,049,275
Household Durables 0.4%
WCI Communities, Inc.*	41,300	1,402,548
Leisure Equipment & Products 0.6%
JAKKS Pacific, Inc.*	121,200	2,077,368
Media 3.1%
Arbitron, Inc.	47,500	1,971,250
Emmis Communications Corp. "A"*	206,900	4,247,657
Journal Communications, Inc. "A"	95,700	1,531,200
Reader's Digest Association, Inc.	107,300	1,742,552
Scholastic Corp.*	49,400	1,826,318
		11,318,977
Multiline Retail 0.3%
ShopKo Stores, Inc.*	49,700	1,264,865
Specialty Retail 3.7%
Stage Stores, Inc.*	92,400	4,081,308
Too, Inc.*	174,900	4,510,671
Zales Corp.*	144,100	4,899,400
		13,491,379
Textiles, Apparel & Luxury Goods 2.5%
Skechers USA, Inc. "A"*	120,900	1,987,596
The Warnaco Group, Inc.*	91,200	2,220,720
UniFirst Corp.	21,100	939,161
Wolverine World Wide, Inc.	190,450	4,189,900
		9,337,377
Consumer Staples 3.5%
Food & Staples Retailing 0.5%
Nash-Finch Co.	49,000	2,020,270
Food Products 2.9%
Flowers Foods, Inc.	172,725	4,350,943
Lance, Inc.	79,700	1,440,976
Sanderson Farms, Inc.	80,500	3,468,745
Seaboard Corp.	800	1,375,208
		10,635,872
Tobacco 0.1%
Vector Group Ltd.	18,000	349,380
Energy 4.9%
Oil, Gas & Consumable Fuels
Energy Partners Ltd.*	47,300	1,251,558
Houston Exploration Co.*	94,800	5,478,492
Meridian Resource Corp.*	391,500	1,980,990
St. Mary Land & Exploration Co.	115,200	3,640,320
Stone Energy Corp.*	85,100	4,528,171
Swift Energy Co.*	28,000	1,141,840
		18,021,371
Financials 33.4%
Banks 14.2%
BankAtlantic Bancorp., Inc. "A"	170,500	3,058,770
BankUnited Financial Corp. "A"	202,400	5,343,360
Chittenden Corp.	12,000	351,480
Commercial Capital Bancorp., Inc.	207,900	4,124,736
FirstFed Financial Corp.*	102,300	6,391,704
Fremont General Corp.	87,200	2,131,168
Hancock Holding Co.	90,300	3,392,571
Harbor Florida Bancshares, Inc.	38,200	1,466,116
IBERIABANK Corp.	11,000	736,560
MAF Bancorp., Inc.	76,100	3,356,771
NetBank, Inc.	98,900	922,737
Old National Bancorp.	32,770	712,747
Pacific Capital Bancorp.	136,266	4,663,023
PFF Bancorp., Inc.	30,250	935,935
Sandy Spring Bancorp., Inc.	22,350	771,745
SVB Financial Group*	54,300	2,787,762
Texas Regional Bancshares, Inc. "A"	144,035	4,272,078
UMB Financial Corp.	25,835	1,659,899
United Bankshares, Inc.	58,400	2,208,104
Westamerica Bancorp.	51,900	2,841,525
		52,128,791
Consumer Finance 1.0%
Cash America International, Inc.	175,600	3,655,992
Diversified Financial Services 2.0%
Apollo Investment Corp.	98,520	1,772,375
CharterMac	51,300	1,185,030
CompuCredit Corp.*	41,100	1,556,457
Metris Companies, Inc.*	123,200	1,829,520
PHH Corp.*	30,500	862,845
		7,206,227
Insurance 4.6%
Bristol West Holdings, Inc.	55,200	1,011,264
LandAmerica Financial Group, Inc.	94,700	5,935,796
Safety Insurance Group, Inc.	30,000	1,085,700
Stewart Information Services Corp.	114,500	5,388,370
The Midland Co.	38,100	1,439,799
Zenith National Insurance Corp.	30,900	2,151,876
		17,012,805
Real Estate 11.6%
Alexandria Real Estate Equities, Inc. (REIT)	17,800	1,432,010
Amli Residential Properties Trust (REIT)	35,800	1,155,982
Anthracite Capital, Inc. (REIT)	88,300	1,055,185
Anworth Mortgage Asset Corp. (REIT)	38,100	358,140
Ashford Hospitality Trust (REIT)	46,900	557,641
Brandywine Realty Trust (REIT)	54,600	1,769,040
Capital Automotive (REIT)	19,200	753,984
Colonial Properties Trust (REIT)	38,300	1,816,186
Commercial Net Lease Realty (REIT)	63,700	1,321,775
Cousins Properties, Inc. (REIT)	35,500	1,157,300
CRT Properties, Inc. (REIT)	45,900	1,267,758
Entertainment Properties Trust (REIT)	11,000	501,050
Equity Lifestyle Properties, Inc. (REIT)	22,600	995,982
FelCor Lodging Trust, Inc. (REIT)*	80,800	1,256,440
First Industrial Realty Trust, Inc. (REIT)	41,700	1,721,376
Gables Residential Trust (REIT)	34,400	1,493,992
Heritage Property Investment Trust (REIT)	36,600	1,361,520
Highwoods Properties, Inc. (REIT)	56,500	1,788,225
Home Properties, Inc. (REIT)	35,900	1,643,502
Impac Mortgage Holdings, Inc. (REIT)	37,200	654,720
Inland Real Estate Corp. (REIT)	31,600	524,244
Jones Lang LaSalle, Inc.*	81,900	4,033,575
Kilroy Realty Corp. (REIT)	24,700	1,286,870
Lexington Corporate Properties Trust (REIT)	56,600	1,357,268
Maguire Properties, Inc. (REIT)	44,200	1,323,790
MFA Mortgage Investments, Inc. (REIT)	108,000	751,680
Nationwide Health Properties, Inc. (REIT)	68,500	1,717,980
Parkway Properties, Inc. (REIT)	10,000	535,500
Prentiss Properties Trust (REIT)	44,800	1,813,056
Redwood Trust, Inc. (REIT)	24,600	1,335,780
Sovran Self Storage, Inc. (REIT)	26,500	1,280,215
Sun Communities, Inc. (REIT)	27,400	954,890
Taubman Centers, Inc. (REIT)	20,600	732,124
Trustreet Properties, Inc. (REIT)	57,100	1,001,534
		42,710,314
Health Care 4.8%
Biotechnology 0.2%
Cambrex Corp.	35,400	696,318
Health Care Equipment & Supplies 0.8%
Sybron Dental Specialties, Inc.*	79,600	2,925,300
Health Care Providers & Services 1.9%
Chemed Corp.	16,500	709,500
Genesis HealthCare Corp.*	35,500	1,596,435
Kindred Healthcare, Inc.*	88,200	3,240,468
RehabCare Group, Inc.*	67,300	1,568,090
		7,114,493
Pharmaceuticals 1.9%
Alpharma, Inc. "A"	209,900	2,946,996
Andrx Corp.*	120,600	2,237,130
Perrigo Co.	121,400	1,687,460
		6,871,586
Industrials 11.4%
Aerospace & Defense 2.2%
DRS Technologies, Inc.	39,500	2,054,000
Hexcel Corp.*	82,300	1,422,144
Moog, Inc. "A"*	147,000	4,640,790
		8,116,934
Building Products 0.9%
Griffon Corp.*	129,000	3,334,650
Commercial Services & Supplies 1.1%
Consolidated Graphics, Inc.*	64,000	2,726,400
Geo Group, Inc.*	12,200	333,670
NCO Group, Inc.*	45,900	935,442
		3,995,512
Construction & Engineering 1.7%
Dycom Industries, Inc.*	50,900	1,241,960
EMCOR Group, Inc.*	34,300	1,766,450
Quanta Services, Inc.*	293,900	3,091,828
		6,100,238
Electrical Equipment 0.2%
Woodward Governor Co.	7,800	699,738
Industrial Conglomerates 0.8%
Tredegar Corp.	191,000	3,077,010
Machinery 2.4%
Flowserve Corp.*	31,400	1,063,204
Kennametal, Inc.	122,100	5,803,413
Stewart & Stevenson Services, Inc.	55,900	1,294,085
Wabash National Corp.	27,700	595,827
		8,756,529
Road & Rail 1.2%
Arkansas Best Corp.	106,600	3,656,380
Dollar Thrifty Automotive Group, Inc.*	27,000	845,100
		4,501,480
Trading Companies & Distributors 0.9%
United Rentals, Inc.*	173,300	3,223,380
Information Technology 9.4%
Communications Equipment 0.5%
CommScope, Inc.*	103,600	1,749,804
Computers & Peripherals 2.4%
Hutchinson Technology, Inc.*	82,500	2,746,425
Komag, Inc.*	99,600	3,533,808
Palm, Inc.*	86,700	2,474,418
		8,754,651
Electronic Equipment & Instruments 2.1%
Agilysys, Inc.	142,400	2,754,016
MTS Systems Corp.	65,800	2,608,970
Rofin-Sinar Technologies, Inc.*	67,300	2,414,724
		7,777,710
Internet Software & Services 0.2%
Magma Design Automation, Inc.*	81,500	782,400
IT Consulting & Services 1.5%
CSG Systems International, Inc.*	63,200	1,178,680
eFunds Corp.*	132,500	2,419,450
Keane, Inc.*	83,200	1,043,328
United Online, Inc.	81,800	941,518
		5,582,976
Semiconductors & Semiconductor Equipment 1.7%
Emulex Corp.*	18,500	351,315
Integrated Device Technology, Inc.*	255,700	2,955,892
Photronics, Inc.*	106,700	2,863,828
		6,171,035
Software 1.0%
Internet Security Systems, Inc.*	38,200	869,814
Mentor Graphics Corp.*	87,200	811,832
THQ, Inc.*	22,600	790,548
TIBCO Software, Inc.*	148,000	1,138,120
		3,610,314
Materials 7.9%
Chemicals 2.7%
Compass Minerals International, Inc.	79,800	2,030,910
Georgia Gulf Corp.	102,300	3,245,979
Terra Industries, Inc.*	408,300	3,429,720
W.R. Grace & Co.*	129,200	1,080,112
		9,786,721
Containers & Packaging 1.8%
Longview Fibre Co.	102,300	2,289,474
Myers Industries, Inc.	43,307	571,652
Silgan Holdings, Inc.	65,600	3,767,408
		6,628,534
Metals & Mining 3.4%
Carpenter Technology Corp.	69,600	4,359,744
Century Aluminum Co.*	89,700	2,194,959
MascoTech, Inc.*	90,800	0
Quanex Corp.	82,150	5,011,150
Stillwater Mining Co.*	100,700	821,712
		12,387,565
Telecommunication Services 2.0%
Diversified Telecommunication Services 1.5%
Aspect Communications Corp.*	59,500	680,085
Commonwealth Telephone Enterprises, Inc.	58,300	2,495,240
General Communication, Inc. "A"*	170,400	1,751,712
Golden Telecom, Inc.	21,000	626,010
		5,553,047
Wireless Telecommunication Services 0.5%
Centennial Communications Corp.*	47,800	671,590
US Unwired, Inc.*	191,900	1,193,618
		1,865,208
Utilities 4.2%
Gas Utilities 2.4%
Energen Corp.	48,800	1,712,880
New Jersey Resources Corp.	83,350	3,939,121
Northwest Natural Gas Co.	79,600	3,071,764
		8,723,765
Independent Power Producers & Energy Traders 0.6%
Black Hills Corp.	54,900	2,189,412
Multi-Utilities 1.2%
Avista Corp.	232,100	4,419,184
Total Common Stocks (Cost $294,752,206)		353,514,540
	Principal Amount ($)	Value ($)

US Government Backed 0.2%
US Treasury Bills, 3.307%**, 10/20/2005 (c) (Cost $784,321)	790,000	784,321
	Shares	Value ($)

Cash Equivalents 3.5%
Scudder Cash Management QP Trust, 3.34% (b) (Cost $12,653,244)	12,653,244	12,653,244
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $308,189,771) (a)	100.0	366,952,105
Other Assets and Liabilities, Net	0.0	147,525
Net Assets	100.0	367,099,630

* Non-income producing security.

** Annualized yield at the time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $308,996,782. At July 31, 2005, net unrealized appreciation for all securities based on tax cost was $57,955,323. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,641,165 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,685,842.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) At July 31, 2005, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

At July 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
Russell 2000 Index	9/16/2005	38	12,116,422	12,960,850	844,428

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2005
Assets
Investments: Investments in securities, at value (cost $295,536,527)	$ 354,298,861
Investment in Scudder Cash Management QP Trust (cost $12,653,244)	12,653,244
Total investments in securities, at value (cost $308,189,771)	366,952,105
Cash	10,000
Receivable for Fund shares sold	497,720
Dividends receivable	189,829
Interest receivable	33,491
Other assets	16,506
Total assets	367,699,651
Liabilities
Payable for Fund shares redeemed	101,017
Payable for daily variation margin on open futures contracts	46,550
Accrued management fee	223,464
Other accrued expenses and payables	228,990
Total liabilities	600,021
Net assets, at value	$ 367,099,630
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	58,762,334
Futures	844,428
Accumulated net realized gain (loss)	32,673,545
Paid-in capital	274,819,323
Net assets, at value	$ 367,099,630

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($13,735,890 ÷ 487,845 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 28.16
Maximum offering price per share (100 ÷ 94.25 of $28.16)	$ 29.88

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,264,585 ÷ 118,979 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 27.44

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,925,192 ÷ 142,895 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 27.47
Class S Net Asset Value, offering and redemption price(a) per share ($346,173,963 ÷ 12,265,477 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 28.22

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2005
Investment Income
Income: Dividends	$ 4,165,449
Interest	11,005
Interest — Scudder Cash Management QP Trust	220,240
Total Income	4,396,694
Expenses: Management fee	2,555,217
Services to shareholders	729,243
Custodian and accounting fees	102,483
Distribution service fees	95,352
Auditing	50,345
Legal	21,068
Trustees' fees and expenses	10,531
Reports to shareholders	31,505
Registration fees	39,454
Other	24,860
Total expenses, before expense reductions	3,660,058
Expense reductions	(5,034)
Total expenses, after expense reductions	3,655,024
Net investment income (loss)	741,670
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	37,913,989
Futures	679,010
Capital gain dividend received	269,385
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
38,862,384
Net unrealized appreciation (depreciation) during the period on: Investments	28,708,711
Futures	1,093,116
29,801,827
Net gain (loss) on investment transactions	68,664,211
Net increase (decrease) in net assets resulting from operations	$ 69,405,881

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 741,670	$ 1,492,707
Net realized gain (loss) on investment transactions	38,862,384	53,380,895
Net unrealized appreciation (depreciation) during the period on investment transactions	29,801,827	7,910,326
Net increase (decrease) in net assets resulting from operations	69,405,881	62,783,928
Distributions to shareholders from: Net investment income:
Class A	(62,234)	(3,518)
Class S	(2,237,245)	(855,594)
Net realized gains: Class A	(1,743,121)	—
Class B	(489,354)	—
Class C	(393,589)	—
Class S	(41,141,552)	—
Fund share transactions: Proceeds from shares sold	77,169,150	79,789,628
Reinvestment of distributions	44,619,799	653,444
Cost of shares redeemed	(80,531,289)	(83,298,498)
Redemption fees	22,394	33,283
Net increase (decrease) in net assets from Fund share transactions	41,280,054	(2,822,143)
Increase (decrease) in net assets	64,618,840	59,102,673
Net assets at beginning of period	302,480,790	243,378,117
Net assets at end of period (including undistributed net investment income of $877,307 at July 31, 2004)	$ 367,099,630	$ 302,480,790

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 26.23	$ 20.85	$ 20.77	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	.08	.05	.03
Net realized and unrealized gain (loss) on investment transactions	5.76	5.32	2.28	(.09)
Total from investment operations	5.73	5.40	2.33	(.06)
Less distributions from: Net investment income	(.13)	(.02)	—	(.07)
Net realized gains on investment transactions	(3.67)	—	(2.25)	—
Total distributions	(3.80)	(.02)	(2.25)	(.07)
Redemption fees	—***	—***	—***	.01
Net asset value, end of period	$ 28.16	$ 26.23	$ 20.85	$ 20.77
Total Return (%)[c]	22.75	25.84	13.11	(.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	9	3	3
Ratio of expenses (%)	1.41	1.35	1.44	1.48*
Ratio of net investment income (loss) (%)	(.12)	.35	.28	.23*
Portfolio turnover rate (%)	90	135	168	157

[a] For the period from December 3, 2001 (commencement of operations of Class A shares) to July 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended July 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 25.72	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.23)	(.12)	(.10)	(.09)
Net realized and unrealized gain (loss) on investment transactions	5.62	5.23	2.25	(.07)
Total from investment operations	5.39	5.11	2.15	(.16)
Less distributions from: Net investment income	—	—	—	(.03)
Net realized gains on investment transactions	(3.67)	—	(2.25)	—
Total distributions	(3.67)	—	(2.25)	(.03)
Redemption fees	—***	—***	—***	.01
Net asset value, end of period	$ 27.44	$ 25.72	$ 20.61	$ 20.71
Total Return (%)[c]	21.72	24.79	12.21	(.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2	2
Ratio of expenses (%)	2.20	2.24	2.26	2.28*
Ratio of net investment income (loss) (%)	(.91)	(.54)	(.54)	(.57)*
Portfolio turnover rate (%)	90	135	168	157

[a] For the period from December 3, 2001 (commencement of operations of Class B shares) to July 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended July 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 25.75	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.23)	(.10)	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	5.62	5.24	2.25	(.08)
Total from investment operations	5.39	5.14	2.15	(.16)
Less distributions from: Net investment income	—	—	—	(.03)
Net realized gains on investment transactions	(3.67)	—	(2.25)	—
Total distributions	(3.67)	—	(2.25)	(.03)
Redemption fees	—***	—***	—***	.01
Net asset value, end of period	$ 27.47	$ 25.75	$ 20.61	$ 20.71
Total Return (%)[c]	21.74	24.94	12.21	(.73)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2.66		.43
Ratio of expenses (%)	2.19	2.08	2.25	2.26*
Ratio of net investment income (loss) (%)	(.90)	(.38)	(.53)	(.55)*
Portfolio turnover rate (%)	90	135	168	157

[a] For the period from December 3, 2001 (commencement of operations of Class C shares) to July 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charge.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 26.27	$ 20.87	$ 20.79	$ 21.45	$ 16.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.13	.10	.13	.04
Net realized and unrealized gain (loss) on investment transactions	5.75	5.35	2.28	(.71)	4.85
Total from investment operations	5.82	5.48	2.38	(.58)	4.89
Less distributions from: Net investment income	(.20)	(.08)	(.05)	(.09)	(.03)
Net realized gains on investment transactions	(3.67)	—	(2.25)	—	—
Total distributions	(3.87)	(.08)	(2.30)	(.09)	(.03)
Redemption fees	—*	—*	—*	.01	.01
Net asset value, end of period	$ 28.22	$ 26.27	$ 20.87	$ 20.79	$ 21.45
Total Return (%)	23.11	26.26	13.40	(2.69)	29.57[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	346	288	237	240	221
Ratio of expenses before expense reductions (%)	1.04	1.16	1.21	1.21	1.25[c]
Ratio of expenses after expense reductions (%)	1.04	1.16	1.21	1.21	1.18[c]
Ratio of net investment income (loss) (%)	.25	.54	.51	.56	.21
Portfolio turnover rate (%)	90	135	168	157	71

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The ratios of operating expenses include a net reduction in reorganization expenses from fiscal 2000. The ratios without this net reduction before and after expense reductions were 1.28% and 1.21%, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 8,514,611
Undistributed net long-term capital gains	$ 25,810,374
Net unrealized appreciation (depreciation) on investments	$ 57,955,323

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2005	2004
Distributions from ordinary income*	$ 13,324,979	$ 859,112
Distributions from long-term capital gains	$ 32,742,116	$ —

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period August 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class S shareholders for less than one year were assessed a fee of 1% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the Financial Statements as a tax return of capital.

B. Purchases and Sales of Securities

During the year ended July 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $298,630,169 and $305,182,370, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, and 0.70% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Effective October 1, 2003 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition, for the period April 1, 2004 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.34%, 1.36%, 1.36% and 1.34% for Class A, B, C and S shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and trustee and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended July 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at July 31, 2005
Class A	$ 39,746	$ 6,494
Class B	11,602	1,804
Class C	9,561	1,311
Class S	565,066	98,540
	$ 625,975	$ 108,149

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended July 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $82,253, of which $6,288 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2005
Class B	$ 26,302	$ 1,996
Class C	22,706	2,400
	$ 49,008	$ 4,396

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2005	Annual Effective Rate
Class A	$ 31,400	$ 3,523.25%
Class B	8,244	611.23%
Class C	6,700	835.22%
	$ 46,344	$ 4,969

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter of the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2005 aggregated $10,187.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2005, the CDSC for Class B and C shares aggregated $9,912 and $2,062, respectively.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended July 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $16,720, of which $6,240 is unpaid at July 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

D. Expense Reductions

For the year ended July 31, 2005, the Advisor agreed to reimburse the Fund $4,997, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2005, the Fund's custodian fees were reduced by $37 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2005		Year Ended July 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	377,964	$ 10,315,402	290,205	$ 7,448,466
Class B	60,453	1,620,229	75,643	1,822,667
Class C	139,953	3,700,276	197,200	5,145,112
Class S	2,273,172	61,533,243	2,590,728	65,373,383
		$ 77,169,150		$ 79,789,628
Shares issued to shareholders in reinvestment of distributions
Class A	61,223	$ 1,623,010	132	$ 3,267
Class B	17,261	447,943	—	—
Class C	14,434	375,148	—	—
Class S	1,592,057	42,173,698	26,715	650,177
		$ 44,619,799		$ 653,444
Shares redeemed
Class A	(305,645)	$ (8,032,253)	(79,456)	$ (2,020,078)
Class B	(77,276)	(2,005,398)	(68,544)	(1,614,520)
Class C	(98,258)	(2,581,928)	(142,217)	(3,454,675)
Class S	(2,559,649)	(67,911,710)	(3,032,174)	(76,209,225)
		$ (80,531,289)		$ (83,298,498)
Redemption fees		$ 22,394		33,283
Net increase (decrease)
Class A	133,542	$ 3,907,840	210,881	$ 5,431,655
Class B	438	62,782	7,099	208,147
Class C	56,129	1,493,496	54,983	1,690,437
Class S	1,305,580	35,815,936	(414,731)	(10,152,382)
		$ 41,280,054		$ (2,822,143)

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Payments Made by Affiliates

During the year ended July 31, 2005, the Advisor fully reimbursed the Fund $12,370 for losses incurred on a trade executed in error.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Small Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Value Fund (the "Fund") at July 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 23, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid distributions of $2.74 per share from net long-term capital gains during its year ended July 31, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $31,190,000 as capital gain dividends for its year ended July 31, 2005, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2005 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $5,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	42
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	42
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President[3], Deutsche Asset Management
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: One South Street, Baltimore, Maryland 21202.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SAAUX	SABUX	SACUX
CUSIP Number	811196-724	811196-716	811196-690
Fund Number	450	650	750

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCSUX
Fund Number	078
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2005, Scudder Securities Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER SMALL COMPANY VALUE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal
 Year        Audit Fees     Audit-Related      Other Fees          All Other
 Ended        Billed         Fees Billed         Billed          Fees Billed
July 31      to Fund          to Fund            to Fund            to Fund
--------------------------------------------------------------------------------
2005          $49,500            $225              $7,200                $0
--------------------------------------------------------------------------------
2004          $49,500            $185              $6,900                $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related                               All Other
                  Fees Billed             Tax Fees             Fees
                  to Adviser             Billed to           Billed to
                      and                Adviser and       Adviser and
Fiscal            Affiliated             Affiliated         Affiliated
 Year                Fund                   Fund               Fund
 Ended              Service                Service            Service
July 31            Providers             Providers           Providers
--------------------------------------------------------------------------------
2005               $264,200              $136,355                 $0
--------------------------------------------------------------------------------
2004               $767,051                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                              Non-Audit
                                Fees
                              billed to
                             Adviser and
                             Affiliated             Total
                            Fund Service          Non-Audit
                             Providers          Fees billed to
                            (engagements         Adviser and
                              related             Affiliated
             Total         directly to the           Fund
           Non-Audit       operations and           Service
Fiscal       Fees             financial           Providers
 Year       Billed           reporting            (all other          Total of
 Ended     to Fund          of the Fund)         engagements)         (A), (B)
July 31       (A)                (B)                  (C)              and (C)
--------------------------------------------------------------------------------
2005        $7,200                $0               $89,635               $96,835
--------------------------------------------------------------------------------
2004        $6,900                $0             $1,584,295           $1,591,195
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Company Value Fund, a series
                                    of Scudder Securities Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Small Company Value Fund, a series
                                    of Scudder Securities Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 29, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               September 29, 2005